SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                     FORM 8-K/A

                             AMENDMENT NO. 1 TO FORM 8-K
                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) December 9, 1994


                            MIRAGE RESORTS, INCORPORATED
               ______________________________________________________
               (Exact name of Registrant as specified in its charter)


                    Nevada                  1-6697               88-0058016
          _________________________      ____________       __________________
          (State or other juris-         (Commission        (IRS Employer
          diction of incorporation)       File Number)      Identification No.)


                3400 Las Vegas Boulevard South, Las Vegas, Nevada    89109
                _____________________________________________________________
                 (Address of principal executive offices)         (Zip Code)


          Registrant's telephone number, including  area code:  (702)  791-7111


            _____________________________________________________________
            (Former name or former address, if changed since last report)

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          Item 7.   Financial Statements and Exhibits.

              (c)   Exhibits.

              99.2 Reducing Revolving Loan Agreement, dated as of December 21, 1994, among the Joint Venture, each Bank party thereto, The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (without Schedules or Exhibits).

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
                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     MIRAGE RESORTS, INCORPORATED
                                             (Registrant)



          Dated:  January 23, 1995   By:     BRUCE A. LEVIN
                                             __________________________________
                                             BRUCE A. LEVIN
                                             Vice President and General Counsel

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